                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     --------------------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: AUGUST 13, 1998


                                   UST CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             MASSACHUSETTS                             0-9623                         04-2436093
    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NO.)         (IRS EMPLOYER IDENTIFICATION
             INCORPORATION)                                                              NO.)


            40 COURT STREET                        (617) 726-7000                        02108
         BOSTON, MASSACHUSETTS            (REGISTRANT'S TELEPHONE NUMBER,             (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        INCLUDING AREA CODE)

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ITEM 2. ACQUISITION OF ASSETS.

Acquisition of Affiliated Community Bancorp., Inc.

         On December 15, 1997, UST Corp., (the "Company") executed an agreement with Affiliated Community Bancorp, Inc. ("Affiliated") of Waltham, Massachusetts, pursuant to which the Company agreed to acquire Affiliated (the "Affiliated Acquisition"). On August 7, 1998, the Company consummated the Affiliated Acquisition. Affiliated is a bank holding company for three community banks, Lexington Savings Bank, The Federal Savings Bank, and Middlesex Bank & Trust Company, which operate an aggregate of thirteen branch offices located in Eastern Middlesex county. The transaction was structured as a tax-free exchange of 1.41 shares of the Company's common stock for each share of Affiliated common stock and accounted for as a pooling of interests. As of the closing date, the transaction was valued at approximately $225 million. A total of 9.4 million shares of the Company's common stock were issued in exchange for the 6.7 million Affiliated shares outstanding at the closing date.

         As contemplated by the agreement pursuant to the terms of which the Acquisition was consummated (the "Affiliation Agreement") Middlesex Bank & Trust Company, a $28 million bank was sold for $8.24 million to a private investor, unaffiliated with the Company, following the consummation of the Affiliated Acquisition.

         The Company hereby files its Unaudited Pro Forma Combined Financial Statements and Notes thereto as of March 31, 1998, in connection with the Affiliated Acquisition:

ITEM 5.  OTHER EVENTS.

         In connection with the acquisition of Affiliated, Timothy J. Hansberry, formerly President and Chief Executive Officer of Affiliated became, as of August 7, 1998, Vice Chairman and Chief Operating Officer of the Company and President and Chief Operating Officer of the Company's principal banking subsidiary, USTrust. John G. Fallon, formerly Executive Vice President, Treasurer and Chief Financial Officer of Affiliated became an Executive Vice President of the Company and USTrust.

         Furthermore, as contemplated by the Affiliation Agreement, on September 15, 1998 (the date of the first Board Meeting of the Company subsequent to the consummation of the Acquisition) five former Directors of Affiliated (including Mr. Hansberry) will become Directors of the Company. The five individuals to be elected a Director of the Company on September 15, 1998 are:

        NEW DIRECTOR                             PRINCIPAL OCCUPATION(S)
        ------------                             -----------------------

  Timothy J. Hansberry             Vice Chairman and Chief Operating Officer
                                   of the Company and former President and
                                   Chief Executive Officer of Affiliated

  Kendrick G. Bushnell             Retired business executive and independent
                                   management consultant

  Jack E. Chappell                 Retired business executive and former
                                   Chairman of the Board of Affiliated

  Edward S. Heald                  Corporate Vice President and Branch Manager,
                                   A. G. Edwards & Sons, Inc. (a financial
                                   services firm), Newton, Massachusetts

  James E. McCobb, Jr.             Former President and Chief Executive Officer
                                   The Federal Savings Bank, a banking
                                   subsidiary of Affiliated

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (a) Historical financial statements of Affiliated for the year ended December 31, 1997 (Incorporated by reference to UST Corp. and Affiliated's Registration Statement on Form S-4 (Registration
         No. 333-52115) filed with the Securities and Exchange Commission on May 11, 1998.)

    (b) Unaudited Pro Forma Condensed Combined Statements of Income for the years ended December 31, 1997, 1996 and 1995 (Incorporated by reference to UST Corp. and Affiliated's Registration Statement on Form S-4 (Registration No. 333-52115) filed with the Securities and Exchange Commission on May 11, 1998.)

    (c) Unaudited financial statements of Affiliated for the three months ended March 31, 1998 (Incorporated by reference to Affiliated's Form 10-Q (Commission File No. 0-27014) for the quarter ended March 31, 1998.

    (d) Unaudited Pro Forma Combined Financial Statements and Notes thereto (Exhibit 99.1)

    (e)  Exhibits

          99.1 Unaudited Pro Forma Combined Financial Statements and Notes thereto

          99.2 Consent of Arthur Andersen LLP, Independent Public Accountants of Affiliated Community Bancorp, Inc.

          99.3 Consent of KPMG Peat Marwick LLP, Independent Public Accountants of The Federal Savings Bank
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  UST Corp.



                                  /s/  James K. Hunt
                                  ----------------------------------------
                                  James K. Hunt
                                  Executive Vice President, Treasurer and
                                  Chief Financial Officer

Dated:  August 13, 1998